Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended October 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$6,176,260
Unrealized Gain (Loss) on Market Value of Futures	4,793,101
Interest Income	411,489
ETF Transaction Fees	700
Total Income (Loss)	$11,381,550

Expenses
Management Fees	$328,575
Professional Fees	75,178
Brokerage Commissions	27,569
Non-interested Directors' Fees and Expenses	3,627
Prepaid Insurance Expense	2,427
Total Expenses	$437,376
Net Income (Loss)	$10,944,174

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/17	$478,913,079
Additions (100,000 Shares)	4,072,760
Net Income (Loss)	10,944,174

Net Asset Value End of Month	$493,930,013
Net Asset Value Per Share (12,050,000 Shares)	$40.99

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended October 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$794,738
Unrealized Gain (Loss) on Market Value of Futures	(419,600)
Interest Income	6,806
Total Income (Loss)	$381,944

Expenses
Management Fees	$4,393
Professional Fees	2,898
Brokerage Commissions	553
Non-interested Directors' Fees and Expenses	60
Prepaid Insurance Expense	102
Total Expenses	8,006
Expense Waiver	(2,599)
Net Expenses	$5,407
Net Income (Loss)	$376,537

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/17	$7,587,310
Net Income (Loss)	376,537

Net Asset Value End of Month	$7,963,847
Net Asset Value Per Share (400,000 Shares)	$19.91

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended October 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(45,548)
Realized Trading Gain (Loss) on Foreign Currency Transactions	52
Unrealized Gain (Loss) on Market Value of Futures	76,419
Unrealized Gain (Loss) on Foreign Currency Translations	(3)
Interest Income	1,523
Total Income (Loss)	$32,443

Expenses
Management Fees	$972
Professional Fees	2,900
Brokerage Commissions	216
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	102
Total Expenses	4,203
Expense Waiver	(2,999)
Net Expenses	$1,204
Net Income (Loss)	$31,239

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/17	$1,751,664
Net Income (Loss)	31,239

Net Asset Value End of Month	$1,782,903
Net Asset Value Per Share (100,000 Shares)	$17.83

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended October 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$6,925,450
Realized Trading Gain (Loss) on Foreign Currency Transactions	52
Unrealized Gain (Loss) on Market Value of Futures	4,449,920
Unrealized Gain (Loss) on Foreign Currency Translations	(3)
Interest Income	419,818
ETF Transaction Fees	700
Total Income (Loss)	$11,795,937

Expenses
Management Fees	$333,940
Professional Fees	80,976
Brokerage Commissions	28,338
Non-interested Directors' Fees and Expenses	3,700
Prepaid Insurance Expense	2,631
Total Expenses	449,585
Expense Waiver	(5,598)
Net Expenses	$443,987
Net Income (Loss)	$11,351,950

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/17	$488,252,053
Additions (100,000 Shares)	4,072,760
Net Income (Loss)	11,351,950

Net Asset Value End of Month	$503,676,763

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612